Exhibit 99.1

FOR IMMEDIATE RELEASE

RB Global Announces Early Termination of Hart-Scott-Rodino Waiting Period for BigIron Acquisition

Westchester, IL, April 23, 2026 - RB Global, Inc. (NYSE: RBA) (TSX: RBA), a trusted global marketplace for insights, services and transaction solutions for commercial assets and vehicles, today announced that on April 21, 2026, the U.S. Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) with respect to its pending acquisition of BigIron Auction Company (“BigIron”).

The termination of the waiting period under the HSR Act satisfies one of the conditions to the closing of the pending acquisition, which is expected to be completed in the second quarter of 2026, but which remains subject to other customary closing conditions.

About RB Global
RB Global, Inc. (NYSE: RBA) (TSX: RBA) is a leading, omnichannel marketplace and trusted provider of value-added insights, services and transaction solutions for buyers and sellers of commercial assets and vehicles worldwide. Through its global network of auction sites and digital platform, RB Global serves customers worldwide across a variety of asset classes, including automotive, construction, commercial transportation, government surplus, lifting and material handling, energy, mining and agriculture. The company’s end-to-end marketplace solutions include Ritchie Bros., IAA, Rouse Services, SmartEquip and VeriTread. For more information about RB Global, visit rbglobal.com.

Forward-Looking Statements

Certain statements contained in this release include “forward-looking statements” within the meaning of U.S. federal securities laws and “forward-looking information” within the meaning of Canadian securities laws (collectively, "forward-looking statements"). Forward-looking statements herein include, in particular, statements relating to the anticipated closing of the BigIron acquisition and other subjects of this release that are not historical facts. Forward-looking statements are typically identified by such words as “aim”, “anticipate”, “believe”, “could”, “continue”, “estimate”, “expect”, “intend”, “may”, “ongoing”, “plan”, “potential”, “predict”, “will”, “should”, “would”, “could”, “likely”, “generally”, “future”, “long-term”, or the negative of these terms, and similar expressions intended to identify forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of RB Global's common shares. Therefore, you should not place undue reliance on any such forward-looking statements and caution must be exercised in relying on forward-looking statements. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially, including but not limited to risks and uncertainties relating to: our ability to drive shareholder value; potential growth and market opportunities; the level of participation in our auctions and the success of our online marketplaces; our ability to grow our businesses, acquire new customers, enhance our sector reach, drive geographic depth, and scale our operations; the impact of our initiatives, services, investments, and acquisitions on us and our customers; the acquisition or disposition of properties; potential future mergers and acquisitions; our ability to integrate acquisitions; our future capital expenditures and returns on those expenditures; our ability to add new business and information solutions, including, among others, our ability to maximize and integrate technology to enhance our existing services and support additional value-added service offerings; the supply trend of equipment and vehicles in the market and the anticipated price environment, as well as the resulting effect on our business and Gross Transaction Value (“GTV”); our compliance with laws, rules, regulations, and requirements that affect our business; effects of various economic, financial, industry, and market conditions or policies, including inflation, the supply and demand for property, equipment, or natural resources; the behavior of commercial assets and vehicle pricing; the relative percentage of GTV represented by straight commission or underwritten (guarantee and inventory) contracts, and its impact on revenues and profitability; our future capital expenditures and returns on those expenditures; the effect of any currency exchange and interest rate fluctuations on our results of operations; the effect of any tariffs on our results of operations; the grant and satisfaction of equity awards pursuant to our compensation plans; any future declaration and payment of dividends, including the tax treatment of any such dividends; financing available to us from our credit facilities or other sources, our ability to refinance borrowings, and the sufficiency of our working capital to meet our financial needs; our ability to satisfy our present operating requirements and fund future growth through existing working capital, credit facilities and debt; misappropriation of data or cybersecurity incidents; and, failure to comply with privacy and data protection laws. Other risks that could cause actual results to differ materially from those described in the forward-looking statements are included in “Part I, Item 1A: Risk Factors”, and the section titled "Summary of Risk Factors", in our Annual Report on Form 10-K for the year ended December 31, 2025, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission, including subsequent Quarterly Reports on Form 10-Q The forward-looking statements included in this release are made only as of the date hereof. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Many of these risk factors are outside of our control, and as such, they involve risks which are not currently known that could cause actual results to differ materially from those discussed or implied herein. RB Global does not undertake any obligation to update any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

RB Global Contacts

Media Inquiries:	Analyst Inquiries:
Clare Furman | RB Global, Inc. Sr. Manager, Public Relations (224) 275-4743 cfurman@rbglobal.com	Sameer Rathod | RB Global, Inc. VP, Investor Relations/Market Intelligence (510) 381-7584 srathod@rbglobal.com